                                                                       Exhibit 1


                            UNDERWRITING AGREEMENT



                                                              September __, 1996



Tupperware Corporation
[Tupperware Netherlands B.V.]
P.O. Box 2353
Orlando, Florida  32802

Dear Sirs:

          We (the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that [TUPPERWARE NETHERLANDS B.V.], a corporation organized under the laws of the Kingdom of The Netherlands (the "Company"), proposes to issue and sell U.S.$[PRINCIPAL AMOUNT] aggregate initial offering price of [Full title of Debt Securities] (the "Debt Securities") [and] [_______ warrants (the "Debt Warrants") to purchase U.S.$[Principal Amount] aggregate initial offering price of its [title of debt securities] (the "Debt Warrant Securities")] and TUPPERWARE CORPORATION, a Delaware corporation (the "Guarantor"), proposes to issue and sell its full and unconditional guarantees of the payment of principal and interest respecting the Debt Securities [and Debt Warrant Securities] (the "Guarantees"). (The Debt Securities, the Debt Warrants and the Guarantees, but not the Debt Warrant Securities, are collectively referred to herein as the "Offered Securities").

          Subject to the terms and conditions set forth or incorporated by reference herein, the Company and the Guarantor hereby respectively agree to sell and the Underwriters agree to purchase, severally and not jointly, the principal amount of Debt Securities and Guarantees [and numbers of Debt Warrants] set forth below opposite their names at a purchase price of ____% of the principal amount of Debt Securities [and at a purchase price of $________ per Debt Warrant]:

                                        Principal Amount of
                                          Debt Securities
                                        (together with the
     Name                               related Guarantees)
     ----                               -------------------

Morgan Stanley & Co.
  Incorporated
Goldman, Sachs & Co.
[Insert syndicate list]

                         Total . . . .

     =================

                                        Number of Debt
     Name                                  Warrants
     ----                               --------------

Morgan Stanley & Co.
  Incorporated
Goldman, Sachs & Co.
[Insert syndicate list]

                         Total . . . .

     =================


          [The principal amount of Debt Securities (together with the related Guarantees) [and number of Debt Warrants] to be purchased by the several Underwriters shall be reduced by the aggregate principal amount of Debt Securities (together with the related Guarantees) and number of Debt Warrants sold pursuant to delayed delivery contracts.]*

          The Underwriters will pay for the Offered Securities [(less any Offered Securities sold pursuant to delayed delivery contracts)]* upon delivery thereof at [office] at _________ a.m. (New York time) on September __, 1996, or at such other time, not later than 5:00 p.m. (New York time) on September __, 1996, as shall be designated by the Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

          The Offered Securities shall have the terms set forth in the Prospectus dated September __, 1996, and the Prospectus Supplement dated September __, 1996, including the following:

- ----------------
     *    To be added only if delayed delivery contracts are contemplated.

Terms of Debt Securities

     Maturity Date:  ____________ __, ____

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates:            ______________ __ and
                                        ______________ __ commencing
                                        ______________ __, ____

     Form and Denomination:

     Guarantees:    Payment of principal and interest fully and unconditionally guaranteed by the Guarantor.

     [Other Terms:]

[Terms of Debt Warrants

     Form: _________________, to be evidenced by warrant certificates (the "Warrant Certificates") and to be issued pursuant to the provisions of a Debt Warrant Agreement dated as of ___________, 1996 (the "Debt Warrant Agreement") between the Company and ______________, as Debt Warrant Agent.]

     [Number of Debt Warrants issued with each $                   principal
       amount of Debt Securities:]


     [Detachable Date:]

     Exercise Date:

     Expiration Date:

     Exercise Price:

     Principal Amount of Debt Warrant Securities Purchasable upon Exercise of one Debt Warrant:

     [Other Terms:]

Terms of Debt Warrant Securities

     Maturity:

     Interest Rate:

     Redemption Provisions:

     Interest Payment Dates:

     Form and Denomination:

     [Other Terms]:

          [The commission to be paid to the Underwriters in respect of the Offered Securities purchased pursuant to delayed delivery contracts arranged by the Underwriters shall be ____% of the principal amount of the Debt Securities (together with the related Guarantees) so purchased and $________ per Debt Warrant so purchased.]

          All provisions contained in the document entitled [Tupperware Finance Company]/Tupperware Corporation Underwriting Agreement Standard Provisions (Debt Securities, Guarantees and Warrants to Purchase Debt Securities) dated September __, 1996, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control and (ii) all references in such document to a type of security that is not an Offered Security [or a Debt Warrant Security] shall not be deemed to be a part of this Agreement.

- ----------------
     To be added only if delayed delivery contracts are contemplated.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                         Very truly yours,

                         MORGAN STANLEY & CO. INCORPORATED
                         GOLDMAN, SACHS & CO.

                         On behalf of themselves and the other Underwriters named herein

                         By: MORGAN STANLEY & CO. INCORPORATED



                             By:
                                -------------------------------------
                                Name:
                                Title:

Accepted:

[TUPPERWARE NETHERLANDS B.V.]

By:
   -------------------------
   Name:
   Title:

TUPPERWARE CORPORATION

By:
   -------------------------
   Name:
   Title:

                        [TUPPERWARE NETHERLANDS B.V.]/
                            TUPPERWARE CORPORATION
                            UNDERWRITING AGREEMENT


                              STANDARD PROVISIONS
                   (DEBT SECURITIES, GUARANTEES AND WARRANTS
                         TO PURCHASE DEBT SECURITIES)



                                              September __, 1996


          From time to time, TUPPERWARE CORPORATION, a Delaware corporation ("Guarantor") and [TUPPERWARE NETHERLANDS B.V.], a corporation organized under the laws of the Kingdom of the Netherlands and a wholly-owned subsidiary of Guarantor (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

          The Company and Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus relating to the Debt Securities, Guarantees and Debt Warrants and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities and the Debt Warrant Securities, if any, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term "Registration Statement" means the registration statement as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Offered Securities and the Debt Warrant Securities, if any, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement" and "amendment" or "amend" as used in herein shall include all documents that are deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company and Guarantor with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          The term Contract Securities means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company and Guarantor may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

          1. Representations and Warranties. The Company and Guarantor each represent and warrant to each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this
Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information concerning any Underwriter furnished to the Company or Guarantor in writing by such Underwriter through the Manager expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the trustee referred to in the Registration Statement.

          (c) Each of Guarantor and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole.

          (d) Each subsidiary of Guarantor and the Company, respectively, has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole.

          (e) This Agreement has been duly authorized, executed and delivered by Guarantor and the Company.

          (f) The Indenture has been duly qualified under the Trust Indenture Act at 1939, as amended, and has been duly authorized, executed and delivered by Guarantor and the Company and is a valid and binding agreement of Guarantor and the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (g) The Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by Guarantor and the Company and is a valid and binding agreement of Guarantor and the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors, rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) The Offered Securities and the Debt Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement or by institutional investors, if any, pursuant to Delayed Delivery Contracts, in the case of the Offered Securities, and (B) upon exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture and the Debt Warrant Agreement, as the case may be, and will be valid and legally binding obligations of Guarantor and the Company, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (i) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by Guarantor and the Company and are valid and binding agreements of Guarantor and the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

          (j) The execution and delivery by Guarantor and the Company of, and the performance by Guarantor and the Company of their respective obligations under, this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, any Delayed Delivery Contracts and the Debt Warrant Agreement, if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Guarantor or the Company or any agreement or other instrument binding upon Guarantor or the Company or any of their respective subsidiaries that is material to Guarantor and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Guarantor or the Company or any of their respective subsidiaries, and no consent, approval or authorization or order of or qualification with any governmental body or agency is required for the performance by Guarantor or the Company of its obligations under this Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, any Delayed Delivery Contract or the Debt Warrant Agreement, if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

          (k) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of (i) the Company and its subsidiaries, taken as a whole, or (ii) Guarantor and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (l) There are no legal or governmental proceedings pending or threatened to which Guarantor or the Company or any of their respective subsidiaries is a party or to which any of the properties of Guarantor or the Company or any of their respective subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (m) Each of Guarantor and the Company and their respective subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole.

          (n) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (o) Neither Guarantor nor the Company is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          2. Delayed Delivery Contracts. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, Guarantor and the Company hereby authorize the Underwriters to solicit offers to purchase Contract Securities on the terms and subject to the conditions set forth in the Prospectus pursuant to Delayed Delivery Contracts. Delayed Delivery Contracts may be entered into only with institutional investors approved by Guarantor and the Company of the types set forth in the Prospectus. On the Closing Date, Guarantor and the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

          If Guarantor and the Company execute and deliver Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; and such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises Guarantor and the Company; provided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

          3. Public Offering. Guarantor and the Company are advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

          4.  Purchase and Delivery.  Except as otherwise provided in this
Section 4, payment for the Underwriters' Securities shall be made by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid.

          Delivery on the Closing Date of any Underwriters' Securities that are
(i) Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Offered Securities that are Debt Securities in bearer form and
(ii) Debt Warrants in bearer form shall be effected only by delivery of a single permanent global Debt Warrant (the "Global Debt Warrant") evidencing the Offered Securities that are Debt Warrants in bearer form, in each case to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the respective accounts at Euro-clear or CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security or Global Debt Warrant shall be delivered to the Manager not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security or Global Debt Warrant, as the case may be, by the method and in the form set forth herein. Guarantor and the Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the Indenture; provided, however, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus. The Offered Debt Warrants shall be evidenced only by a Global Debt Warrant until their expiration.

          5. Conditions to Closing. The several obligations of the Underwriters hereunder are subject to the following conditions:

          (a) (i) subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of any of Guarantor's or the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

               (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of (a) Guarantor and its subsidiaries, taken as a whole, or (b) the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in the judgment of the Manager, is material and adverse and that makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus; and

               (iii) the Manager shall have received on the Closing Date certificates, dated the Closing Date and signed respectively by executive officers of Guarantor and the Company, to the effect set forth in clause (i) above and to the effect that the representations and warranties of Guarantor and the Company contained in this Agreement are true and correct as of the Closing Date and that Guarantor and the Company have complied with all of the agreements and satisfied all of the conditions on the part of Guarantor and the Company to be performed or satisfied on or before the Closing Date.

                    The officer signing and delivering any such certificates may rely upon the best of his or her knowledge as to proceedings threatened.

          (b) The Manager shall have received on the Closing Date an opinion of Baker & MacKenzie, independent counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.

          (c) The Manager shall have received on the Closing Date an opinion of Sidley & Austin, independent counsel for Guarantor, dated the Closing Date, to the effect set forth in Exhibit B.

          (d) The Manager shall have received on the Closing Date an opinion of Mayer, Brown & Platt, special counsel for the Underwriters, dated the Closing Date, to the effect set forth in Exhibit C.

          (e) The Manager shall have received on the Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from Guarantors' and the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          6. Covenants of Guarantor and the Company. In further consideration of the Underwriters contained herein, Guarantor and the Company covenants as follows:

          (a) To furnish the Manager, without charge, a signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Manager reasonably objects.

          (c) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at its own expense, to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to Guarantor) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealer upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as so amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with (i) the determination of the eligibility of the Offered Securities for investment under the laws of such jurisdictions as the Manager may designate and (ii) any review of the offering of the Offered Securities by the National Association of Securities Dealers, Inc.

          (e) To make generally available to Guarantor's and the Company's security holders and to the Manager as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) During the period beginning on the date of the Underwriting Agreement and continuing to and including the

     Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of Guarantor or the Company or warrants to purchase debt securities of Guarantor or the Company substantially similar to the Offered Securities or any guarantees of any of the foregoing (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

          7.  Covenants of the Underwriters.

          (A) Each of the several Underwriters agrees with Guarantor and the Company that:

          (a) except to the extent permitted under U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D) (the "D Rules"), (i) it has not offered or sold Debt Securities in bearer form (including any Debt Security in global form that is exchangeable for Debt Securities in bearer form) to a person who is within the United States or its possessions or to a United States person or delivered definitive Debt Securities in bearer form within the United States or its possessions, (ii) it will not offer or sell Debt Securities in bearer form during the restricted period to a person who is within the United States or its possessions or to a United States person and (iii) it will not deliver within the United States or its possessions definitive Debt Securities in bearer form that are sold during the restricted period;

          (b) it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Securities in bearer form are aware that such Debt Securities may not be offered or sold during the restricted period to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

          (c) if it is a United States person, it is acquiring the Debt Securities in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Securities in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

          (d) if it transfers to any affiliate Debt Securities in bearer form for the purpose of offering or selling such Debt Securities during the restricted period, it will either (i) obtain from such affiliate for the benefit of Guarantor and the Company the representations and agreements contained in clauses (a), (b) and (c) or (ii) be deemed to have repeated and confirmed the representations and agreements contained in clauses (a), (b) and (c) with respect to such affiliate;

          (e) it will obtain for the benefit of Guarantor and the Company the representations and agreements contained in clauses (a), (b), (c) and (d) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(4) for the offer or sale during the restricted period of Debt Securities in bearer form;

          (f) it will not deliver Debt Securities in bearer form (other than temporary global Debt Securities) and any coupons appertaining thereto in definitive form unless Guarantor and the Company has received a signed certificate in writing (or an electronic certificate described in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(3)(ii)) stating that on such date
     (i) such Debt Security is owned by a person who is not a United States person, (ii) such Debt Security is owned by a United States person as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6) or (iii) such Debt Security is owned by a financial institution as defined in U.S. Treas. Reg. Section 1.165-12(c)(1)(v) for purposes of resale during the restricted period and has not been acquired for the purposes of resale directly or indirectly within the United States or to United States persons (other than as permitted by the applicable Treasury Regulations described above); and

          (g) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Securities may be offered, sold, resold or delivered.

All other terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules. The restricted period is defined at U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(7).

          (B) Each of the several Underwriters agrees with Guarantor and the Company that:

          (a) except to the extent permitted under the D Rules, (i) it has not offered or sold Debt Warrants in bearer form to a person who is within the United States or its possessions or to a United States person and (ii) it will not offer or sell Debt Warrants in bearer form at any time to a person who is within the United States or its possessions or to a United States person;

          (b) it has in effect procedures reasonably designed to ensure that its employees or agents who are directly engaged in selling Debt Warrants in bearer form are aware that such Debt Warrants may not be offered or sold at any time to a person who is within the United States or its possessions or to a United States person, except as permitted by the D Rules;

          (c) if it is a United States person, it is acquiring the Debt Warrants in bearer form for purposes of resale in connection with their original issuance and if it retains Debt Warrants in bearer form for its own account, it will only do so in accordance with the requirements of U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(6);

          (d) if it transfers to any affiliate Debt Warrants in bearer form for the purpose of offering or selling such Debt Warrants, it will either (i) obtain from such affiliate for the benefit of Guarantor and the Company the representations and agreements contained in clauses (a), (b) and (c) or
     (ii) be deemed to have repeated and confirmed the representations and agreements contained in clauses (a), (b) and (c) with respect to such affiliate;

          (e) it will obtain for the benefit of Guarantor and the Company the representations and agreements contained in clauses (a), (b), (c) and (d) from any person other than its affiliate with whom it enters into a written contract, as defined in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(4) for the offer or sale of Debt Warrants in bearer form;

          (f) upon delivery of the global Debt Warrant it will cause Euroclear or CEDEL, as the case may be, to transfer an interest in the global Debt Warrant to the account of the person entitled thereto only after Guarantor and the Company has received a signed certificate in writing (or an electronic certificate described in U.S. Treas. Reg. Section 1.163-5(c)(2)(i)(D)(3)(ii)) stating that on such date (i) such beneficial interest is owned by a person who is not a United States person or, if such person is a United States person, it is a financial institution (as defined in U.S. Treas. Reg. Section 1.165-12(c)(1)(v)) purchasing for its own account or the account of a customer or (ii) such beneficial interest is owned by a financial institution (described above) for purposes of resale and has not been acquired for the purposes of resale directly or indirectly within the United States or to United States persons (other than as permitted by the applicable Treasury Regulations described above); and

          (g) it will comply with or observe any other restrictions or limitations set forth in the Prospectus on persons to whom, or the jurisdictions in which, or the manner in which, the Debt Warrants may be offered, sold, resold or delivered.

Terms used in the preceding paragraph have the meaning given to them by the U.S. Internal Revenue Code and regulations thereunder, including the D Rules.

          8. Indemnification and Contribution. Guarantor and the Company jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus or the Prospectus (as amended or supplemented if Guarantor and the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to Guarantor or the Company in writing by such Underwriter through the Manager expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if Guarantor and the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless Guarantor, the Company, their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls Guarantor or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from Guarantor and the Company to each Underwriter, but only with reference to informa-


                                      -13
tion relating to such Underwriter furnished to Guarantor or the Company by such Underwriter in writing through the Manager expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto. For purposes of the foregoing sentence, such information is limited to the following, which is contained in the prospectus supplement and preliminary prospectus supplement, in each case as amended or supplemented: the information in the last paragraph of the cover page, in the last paragraph on page S-2, and in the third, fourth (except for the first sentence thereof), fifth and sixth paragraphs in the section entitled "Underwriting."

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which proceeding indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to the second preceding paragraph, and by Guarantor, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first or second paragraph in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by Guarantor and the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Securities or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Guarantor or the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by Guarantor and the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by Guarantor and the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Offered Securities. The relative fault of Guarantor or the Company, on the one hand, and of the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Guarantor or the Company, on the one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Guarantor and the Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Offered Securities purchased by each of such Underwriters and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 8 and the representations and warranties of Guarantor and the Company contained herein shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of Guarantor, the Company, their respective directors or officers or any person controlling Guarantor or the Company and (iii) acceptance of and payment for any of the Offered Securities.

          9. Termination. This Agreement shall be subject to termination in the Manager's absolute discretion, by notice given to Guarantor, if (a) after the execution and delivery of the Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of Guarantor or the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Manager, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in the judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

          10. Defaulting Underwriters. If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Offered Securities that it has or they have agreed to purchase on such date, and the aggregate amount of Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Offered Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Offered Securities set forth opposite their respective names above bears to the aggregate amount of Offered Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Offered Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Offered Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Section 10 by an amount in excess of one-ninth of such amount of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate amount of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Offered Securities to be purchased on such date, and arrangements satisfactory to the Manager, Guarantor and the Company for the purchase of such Offered Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, Guarantor or the Company. In any such case either the Manager, on the one hand, or Guarantor and the Company, on the other hand, shall have the right to postpone the Closing Date but in no event for longer then seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters or any of them, because of any failure or refusal on the part of the Guarantor or the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason Guarantor or the Company shall be unable to perform any of their respective obligations under this Agreement, Guarantor and the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with the Offered Securities.

          11. Miscellaneous. The Underwriting Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the jurisdiction of the federal and state courts of the United States of America (the "U.S. Courts") for any litigation arising out of or relating to this Agreement, the Offered Securities, the Debt Warrant Securities, the Indenture and the transactions contemplated hereby and thereby, waives any objection to the laying of venue of any such litigation in the U.S. Courts and agrees not to plead or claim in any U.S. Court that such litigation brought therein has been brought in an inconvenient forum.

          The Company hereby irrevocably appoints the Guarantor as its agent for service of process regarding any litigation arising out of or relating to this Agreement, the Offered Securities, the Debt Warrant Securities, the Indenture or the transactions contemplated hereby or thereby.

          12. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                                                       Exhibit A

                         Opinion of Baker & MacKenzie,
                      independent counsel for the Company


          The opinion of Baker & MacKenzie, independent counsel for the Company, to be delivered pursuant to Section 5(b) of the Underwriting Agreement shall be to the effect that:

          (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (iii) each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (iv) the Underwriting Agreement has been duly authorized, executed and delivered by the Company;

          (v) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vi) the Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vii) the Offered Securities and the Debt Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement or by institutional investors, if any, pursuant to Delayed Delivery Contracts, in the case of the Offered Securities, and (B) upon exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture and the Debt Warrant Agreement, as the case may be, and will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (viii) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Indenture, the Offered, Securities, the Debt Warrant Securities, any Delayed Delivery Contracts and the Debt Warrant Agreement, if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval or authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Underwriting Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, any Delayed Delivery Contract or the Debt Warrant Agreement, if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

          (x) the statements (1) in the Prospectus, as amended or supplemented, under the captions "Description of Debt Securities," "Description of Debt Warrants," ["Plan of Distribution"] and _______________, (2) respecting the Company in the Registration Statement under Item 15, (3) respecting the Company, if any, in "Item 3 - Legal Proceedings" of Guarantor's most recent annual report on Form 10-K incorporated by reference in the Prospectus and
     (4) respecting the Company, if any, in "Item 1 - Legal Proceedings" of Part II of Guarantor's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (xi) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (xii) such counsel is of the opinion ascribed to it in the Prospectus under the caption "[Taxation]";

          (xiii) under the laws of the Kingdom of The Netherlands, the choice of New York law in this Agreement, the Indenture and the Debt Securities is a valid choice of law, and the Company's submission to jurisdiction, consent to service of process and appointment of any agent for service of process, in each case as set forth in the Offered Securities, the Debt Warrant Securities, the Indenture and the Underwriting Agreement, are valid and effective;

          (xiv) a holder of any Debt Security, the Trustee and any Underwriter is entitled to sue as plaintiff in the courts of the Kingdom of The Netherlands for the enforcement of its respective rights against the Company; and such access to the courts of the Kingdom of The Netherlands will not be subject to any conditions that are not applicable to residents of the Kingdom of The Netherlands, citizens of the Kingdom of The Netherlands or companies incorporated under the laws of the Kingdom of The Netherlands; and

          (xv) the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and are owned by Guarantor, free and clear of all liens, encumbrances, security interests and claims.

          Such counsel shall also state that no facts have come to its attention to cause it to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to):
(i) any part of the Registration Statement when such part became effective (and as of the date such opinion is delivered) contained (or contains) an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, as amended or supplemented, if applicable, as of the date of such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that his belief is based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification.

                                                                       Exhibit B

                          Opinion of Sidley & Austin,
                       independent counsel for Guarantor


          The opinion of Sidley & Austin, independent counsel for the Company, to be delivered pursuant to Section 5(c) of the Underwriting Agreement shall be to the effect that:

          (i) Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole;

          (ii) each subsidiary of Guarantor has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole;

          (iii) each of Guarantor and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on Guarantor and its subsidiaries, taken as a whole;

          (iv) the Underwriting Agreement has been duly authorized, executed and delivered by Guarantor;

          (v) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by Guarantor and is a valid and binding agreement of Guarantor, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vi) the Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by Guarantor and is a valid and binding agreement of Guarantor, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vii) the Offered Securities and the Debt Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement or by institutional investors, if any, pursuant to Delayed Delivery Contracts, in the case of the Offered Securities, and (B) upon exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture and the Debt Warrant Agreement, as the case may be, and will be valid and binding obligations of Guarantor, in each case enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability;

          (viii) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by Guarantor and are valid and binding agreements of Guarantor enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (ix) the execution and delivery by Guarantor of, and the performance by Guarantor of its obligations under, the

     Underwriting Agreement, the Indenture, the Offered, Securities, the Debt Warrant Securities, any Delayed Delivery Contracts and the Debt Warrant Agreement, if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of Guarantor or any agreement or other instrument binding upon Guarantor or any of its subsidiaries that is material to Guarantor and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over Guarantor or any subsidiary, and no consent, approval or authorization or order of or qualification with any governmental body or agency is required for the performance by Guarantor of its obligations under the Underwriting Agreement, the Indenture, the Offered Securities, the Debt Warrant Securities, any Delayed Delivery Contract or the Debt Warrant Agreement, if any, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

          (x) the statements (1) in the Prospectus, as amended or supplemented, under the captions "Description of Debt Securities," "Description of Debt Warrants," "Plan of Distribution" and _______________, (2) in the Registration Statement under Item 15, (3) in "Item 3 - Legal Proceedings" of Guarantor's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (4) in "Item 1 - Legal Proceedings" of Part II of Guarantor's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (xi) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which Guarantor or any of its subsidiaries is a party or to which any of the properties of Guarantor or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

          (xii) such counsel is of the opinion ascribed to it in the Prospectus under the caption "[Taxation]"; and

          (xiii) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          Such counsel shall also state that no facts have come to its attention to cause it to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to):
(i) any part of the Registration Statement when such part became effective (and as of the date such opinion is delivered) contained (or contains) an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, as amended or supplemented, if applicable, as of the date of such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that his belief is based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification.

                                                                       Exhibit C



                       Opinion of Mayer, Brown & Platt,
                         Counsel for the Underwriters


          The opinion of Mayer, Brown & Platt, counsel for the Underwriters, to be delivered pursuant to Section 5(d) of the Underwriting Agreement shall be to the effect that:

          (i) the Underwriting Agreement has been duly authorized, executed and delivered by Guarantor and the Company;

          (ii) the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and has been duly authorized, executed and delivered by Guarantor and the Company and is a valid and binding agreement of Guarantor and the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration and the enforceability of equitable remedies may be limited by equitable principles of general applicability;

          (iii) the Debt Warrant Agreement, if any, has been duly authorized, executed and delivered by Guarantor and the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) availability of equitable remedies may be limited by equitable principles of general applicability;

          (iv) the Offered Securities and the Debt Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and the Debt Warrant Agreement, as the case may be, and delivered to and paid for (A) by the Underwriters in accordance with the terms of the Underwriting Agreement or by institutional investors, if any, pursuant to Delayed Delivery Contracts, in the case of the Offered Securities, and (B) upon exercise of Debt Warrants pursuant to the Debt Warrant Agreement, in the case of the Debt Warrant Securities, will be entitled to the benefits of the Indenture and the Debt Warrant Agreement, as the case may be, and will be valid and binding obligations of Guarantor and the Company in each case enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) rights of acceleration, if any, and the enforceability of equitable remedies may be limited by equitable principles of general applicability;

          (v) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by Guarantor and the Company and are valid and binding agreements of Guarantor and the Company, enforceable in accordance with their respective terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (vi) the statements in the Prospectus under "Description of Debt Securities," "Description of Debt Warrants," "Plan of Distribution" and "Underwriting" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

          (vii) such counsel (1) is of the opinion that each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) is of the opinion that the Registration Statement and Prospectus, as amended or supplemented, if applicable (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          Such counsel shall also state that no facts have come to its attention to cause it to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to):
(i) any part of the Registration Statement when such part became effective (and as of the date such opinion is delivered) contained (or contains) an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(ii) the Prospectus, as amended or supplemented, if applicable, as of the date of such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state that his belief is based upon his participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification.

                                                                      Schedule I



                           DELAYED DELIVERY CONTRACT



                                                        __________________, 19__



Dear Sirs:

          The undersigned hereby agrees to purchase from TUPPERWARE CORPORATION, a Delaware corporation ("Guarantor") and [TUPPERWARE FINANCE COMPANY], a corporation organized under the laws of the Kingdom of the Netherlands and a wholly-owned subsidiary of Guarantor (the "Company"), and Guarantor and the Company agree to sell to the undersigned the securities described in Schedule A annexed hereto (the "Securities"), offered by the Prospectus dated September __, 1996 and Prospectus Supplement dated September __, 1996, receipt of copies of which are hereby acknowledged at a purchase price stated in Schedule A and on the further terms and conditions set forth in this agreement. The undersigned does not contemplate selling Securities prior to making payment therefor.

          The undersigned will purchase from Guarantor and the Company Securities in the principal amount and numbers on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

          Payment for the Securities which the undersigned has agreed to purchase on each Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds at the office of ____________________, New York, N.Y., at 10:00 A.M. (New York time) on the
Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than three full business days prior to the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for the Securities on the Delivery Date shall be subject to the conditions that
(1) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the under-signed is subject and (2) Guarantor and the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. Promptly after completion of sale and delivery to the Underwriters, Guarantor and the Company will mail or deliver to the undersigned as its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company and a copy of the opinion of counsel for Guarantor delivered to the Underwriters in connection therewith.

          Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this agreement.

          This agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          If this agreement is acceptable to Guarantor and the Company, it is requested that Guarantor and the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between Guarantor, the Company and the undersigned when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                              Yours very truly,



                              (Purchaser)


                              By



                                             (Title)





                                             (Address)

Accepted:

[TUPPERWARE FINANCE COMPANY]

By:  __________________________


TUPPERWARE CORPORATION

By:  __________________________



                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

          The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please print.)

                          Telephone No.
   Name                (Including Area Code)    Department
   ----                ---------------------    ----------

- -----------------      ---------------------    ----------

- -----------------      ---------------------    ----------

- -----------------      ---------------------    ----------

                                   SCHEDULE A
                                   ----------


Securities:
- ----------



Principal amounts or Numbers to be Purchased:
- --------------------------------------------



Purchase Price:
- --------------



Delivery Dates:
- --------------